UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015 (May 14, 2015)

LUMINEX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 219-8020

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Luminex Corporation (the "Company") previously approved, subject to stockholder approval, the Luminex Corporation Third Amended and Restated 2006 Equity Incentive Plan (the “Equity Incentive Plan”).  According to the results from the Company’s 2015 Annual Meeting of Stockholders (the "Annual Meeting") held on May 14, 2015, the Company’s stockholders approved the Equity Incentive Plan.  A detailed summary of the material terms of the Equity Incentive Plan appears on pages 14 - 23 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2015 (the “Proxy Statement”).  The foregoing description of the Equity Incentive Plan is qualified in its entirety by reference to the full text of the Equity Incentive Plan, which is filed as Annex A to the Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, which was held at the Company's office in Madison, Wisconsin, a total of 39,584,538 shares of the Company's common stock, out of a total of 43,135,004 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The following proposals were voted on at the Annual Meeting:

Proposal 1: Election of Class III Directors

The stockholders approved the Company’s proposal for the election of three persons nominated by the Board of Directors for three-year terms as Class III directors, as set forth below:

	Number of Shares
	Voted For	Vote Withheld	Broker Non-Votes
G. Walter Loewenbaum II	30,276,270	312,611	8,995,657
Edward A. Ogunro, Ph.D.	30,439,417	149,464	8,995,657
Kevin M. McNamara	30,432,375	156,506	8,995,657

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The stockholders cast an advisory vote regarding the compensation of the Company's named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Company's Proxy Statement for the Annual Meeting, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
10,983,728	19,523,217	81,936	8,995,657

Proposal 3: Approval of the Luminex Corporation Third Amended and Restated 2006 Equity Incentive Plan

The stockholders approved the Luminex Corporation Third Amended and Restated 2006 Equity Incentive Plan, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
21,835,313	8,718,605	34,963	8,995,657

Proposal 4: Ratification of Independent Auditor

The stockholders approved the ratification of the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2015, as set forth below:

Number of Shares
Voted For	Voted Against	Abstained	Broker Non-Votes
39,457,820	107,038	19,680	—

Item 9.01    Exhibits.

Exhibit No.	Description
10.1	Luminex Corporation Third Amended and Restated 2006 Equity Incentive Plan (Previously filed as Annex A to the Company's Proxy Statement for its Annual Meeting of Stockholders held on May 14, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2015	LUMINEX CORPORATION

	By:	/s/ Harriss T. Currie
		Name:	Harriss T. Currie
		Title:	Chief Financial Officer, Senior Vice President of Finance

Exhibit Index

Exhibit No.	Description
10.1	Luminex Corporation Third Amended and Restated 2006 Equity Incentive Plan (Previously filed as Annex A to the Company's Proxy Statement for its Annual Meeting of Stockholders held on May 14, 2015)